UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 25, 2022

MIX TELEMATICS LIMITED
(Exact Name of Registrant as Specified in its Charter)

Republic of South Africa	001-36027	Not Applicable
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

750 Park of Commerce Blvd
Suite 100	Boca Raton
Florida	33487	+1	(887)	585-1088
(Address of Principal Executive Offices)		Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing 25 Ordinary Shares, no par value	MIXT	New York Stock Exchange
Ordinary Shares, no par value		New York Stock Exchange (for listing purposes only)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

This report contains a copy of the submission to the Johannesburg Stock Exchange by MiX Telematics Limited (the “Company”) announcing dealings in securities by an associate of a director of the Company. The submission is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 7.01, including the information contained in the presentation furnished as Exhibit 99.1 hereto, is being “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
No. Description of Exhibit

99.1 Submission to the Johannesburg Stock Exchange - MiX - Dealings in securities by an associate of a director of MiX Telematics.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIX TELEMATICS LIMITED

By: /s/ John Granara
Name: John Granara
Title: Vice President and Chief Financial Officer

Date: March 25, 2022

Exhibit 99.1

MIX TELEMATICS LIMITED
(Incorporated in the Republic of South Africa)
(Registration number 1995/013858/06)
JSE share code: MIX ISIN: ZAE000125316
NYSE share code: MIXT

(“MiX Telematics”)

DEALINGS IN SECURITIES BY AN ASSOCIATE OF A DIRECTOR OF MIX TELEMATICS

Shareholders are advised of the following information relating to dealings in securities by an associate of a director of MiX Telematics:

Name of associate:	786 Partners LP
Name of director and relationship to director:	Ian Jacobs, who is the managing member of 402 GP which is the general partner of 786 Partners LP
Transaction date:	March 21, 2022
Class of securities:	American Depositary Shares*
Number of securities:	26 191
Highest traded price per security:**	USD12.245
Weighted average price per security:	USD11.996392
Lowest traded price per security:**	USD11.76
Total value:	USD314 197.50
Nature of transaction:	On-market purchase through the NYSE
Nature and extent of director’s interest:	Indirect beneficial
Clearance to deal received:	Yes

Name of associate:	786 Partners LP
Name of director and relationship to director:	Ian Jacobs, who is the managing member of 402 GP which is the general partner of 786 Partners LP
Transaction date:	March 22, 2022
Class of securities:	American Depositary Shares*
Number of securities:	126 815
Highest traded price per security:**	USD12.25
Weighted average price per security:	USD11.965681
Lowest traded price per security:**	USD11.8399
Total value:	USD1 517 427.84
Nature of transaction:	On-market purchase through the NYSE
Nature and extent of director’s interest:	Indirect beneficial
Clearance to deal received:	Yes

Name of associate:	786 Partners LP
Name of director and relationship to director:	Ian Jacobs, who is the managing member of 402 GP which is the general partner of 786 Partners LP
Transaction date:	March 23, 2022
Class of securities:	American Depositary Shares*
Number of securities:	32 398
Highest traded price per security:**	USD12.2484
Weighted average price per security:	USD11.969
Lowest traded price per security:**	USD11.30
Total value:	USD387 771.662
Nature of transaction:	On-market purchase through the NYSE
Nature and extent of director’s interest:	Indirect beneficial
Clearance to deal received:	Yes
* One American Depositary Share equals 25 ordinary shares.
** Highest and lowest traded prices per security on the market on the day.

March 25, 2022

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